FTI Consulting, Inc. Third Quarter 2019 Earnings Conference Call Exhibit 99.1

Cautionary Note about Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. Further, preliminary results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, and other future events, which could impact each of our segments differently and could be outside of our control, the pace and timing of the consummation and integration of future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including the 2017 U.S. Tax Cuts and Jobs Act, and the risks described under the heading "Part I, Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission (“SEC”) and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Third Quarter 2019:
Financial Review

All numbers in $000s, except for per share data and percentages

	Q3 2019	Q2 2019	% Variance	Q3 2018	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q3 2019 vs. Q3 2018
Consolidated Results						
Revenues	$ 593,106	$ 606,119	*-2.1%*	$ 513,012	*15.6%*	*16.9%*
Net Income	$ 60,422	$ 64,598	*-6.5%*	$ 44,333	*36.3%*	
Earnings per Diluted Share	$ 1.59	$ 1.69	*-5.9%*	$ 1.14	*39.5%*	
Adjusted Earnings per Diluted Share [(1)]	$ 1.63	$ 1.73	*-5.8%*	$ 1.00	*63.0%*	
Adjusted EBITDA [(1)]	$ 92,343	$ 97,184	*-5.0%*	$ 67,382	*37.0%*	
Adjusted EBITDA Margin [(1)]	*15.6%*	*16.0%*	—	*13.1%*	—	
Segment Results						
Corporate Finance & Restructuring						
Revenues	$ 191,698	$ 190,003	*0.9%*	$ 135,418	*41.6%*	*42.6%*
Adjusted Segment EBITDA	$ 48,084	$ 50,492	*-4.8%*	$ 26,798	*79.4%*	
Adjusted Segment EBITDA Margin	*25.1%*	*26.6%*	—	*19.8%*	—	
Forensic and Litigation Consulting						
Revenues	$ 142,651	$ 145,870	*-2.2%*	$ 126,684	*12.6%*	*13.4%*
Adjusted Segment EBITDA	$ 27,008	$ 28,241	*-4.4%*	$ 21,970	*22.9%*	
Adjusted Segment EBITDA Margin	*18.9%*	*19.4%*	—	*17.3%*	—	
Economic Consulting						
Revenues	$ 141,715	$ 155,502	*-8.9%*	$ 139,166	*1.8%*	*3.4%*
Adjusted Segment EBITDA	$ 19,413	$ 23,313	*-16.7%*	$ 23,238	*-16.5%*	
Adjusted Segment EBITDA Margin	*13.7%*	*15.0%*	—	*16.7%*	—	
Technology						
Revenues	$ 57,083	$ 55,632	*2.6%*	$ 56,692	*0.7%*	*1.5%*
Adjusted Segment EBITDA	$ 12,286	$ 12,875	*-4.6%*	$ 11,473	*7.1%*	
Adjusted Segment EBITDA Margin	*21.5%*	*23.1%*	—	*20.2%*	—	
Strategic Communications						
Revenues	$ 59,959	$ 59,112	*1.4%*	$ 55,052	*8.9%*	*11.7%*
Adjusted Segment EBITDA	$ 12,644	$ 10,474	*20.7%*	$ 10,802	*17.1%*	
Adjusted Segment EBITDA Margin	*21.1%*	*17.7%*	—	*19.6%*	—	

FTI CONSULTING

[(1)] See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures " for the reconciliations and definitions of Adjusted Earnings per Diluted Share and Adjusted EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin.

3

Cash Position and Capital Allocation Snapshot: As of September 30, 2019, June 30, 2019 and September 30, 2018 (1) Days Sales Outstanding ("DSO") is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided by revenue for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (2) Total debt excludes the impact of unamortized deferred debt issue costs of $5.6 million, $6.0 million and $10.0 million as of September 30, 2019, June 30, 2019 and September 30, 2018, respectively, and excludes the impact of unamortized deferred debt discount of $37.6 million, $39.8 million and $46.1 million as of September 30, 2019, June 30, 2019 and September 30, 2018, respectively, related to our 2.0% convertible senior notes due 2023. (3) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. All numbers in $000s, except for DSO As of September 30, 2019 As of September 30, 2019 As of June 30, 2019 As of June 30, 2019 As of September 30, 2018 As of September 30, 2018 Cash and cash equivalents $ 258,470 $ 189,106 $ 505,867 Accounts receivable, net $ 739,463 $ 743,402 $ 623,397 Days Sales Outstanding ("DSO") (1) 108 108 103 103 104 104 Net cash provided by operating activities $ 131,304 $ 47,648 $ 120,857 Purchases of property and equipment $ (6,365) $ (10,508) $ (11,621) Purchase and retirement of common stock $ (11,056) $ (45,010) $ (15,000) Total Debt (2) $ 316,250 $ 336,250 $ 616,250 Free Cash Flow (3) $ 124,939 $ 37,140 $ 109,236

Financial Tables

Reconciliation of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share: Three Months Ended September 30, 2019, June 30, 2019 and September 30, 2018 Three Months Ended September 30, 2019 Three Months Ended September 30, 2019 Three Months Ended June 30, 2019 Three Months Ended June 30, 2019 Three Months Ended September 30, 2018 Three Months Ended September 30, 2018 Net income $ 60,422 $ 64,598 $ 44,333 Non-cash interest expense on convertible notes 2,166 2,137 938 Tax impact on non-cash interest expense on convertible notes (563) (556) (241) Gain on sale of business — — (13,031) Tax impact of gain on sale of business — — 6,798 Adjusted Net Income (1) $ 62,025 $ 66,179 $ 38,797 Earnings per Diluted Share $ 1.59 $ 1.69 $ 1.14 Non-cash interest expense on convertible notes 0.06 0.05 0.03 Tax impact of non-cash interest expense on convertible notes (0.02) (0.01) (0.01) Gain on sale of business — — (0.34) Tax impact of gain on sale of business — — 0.18 Adjusted Earnings per Diluted Share (1) $ 1.63 $ 1.73 $ 1.00 Weighted average number of common shares outstanding—diluted 37,938 38,168 38,756 All numbers in $000s, except for per share data (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures.

Reconciliation of Net Income and Operating Income to Adjusted EBITDA:
Three Months Ended September 30, 2019 and June 30, 2019

All numbers in $000s

Three Months Ended September 30, 2019

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 60,422**
Interest income and other							(2,973)
Interest expense							4,832
Income tax provision							19,857
Operating income	**$ 46,007**	**$ 25,534**	**$ 17,943**	**$ 9,094**	**$ 11,343**	**$ (27,783)**	**$ 82,138**
Depreciation and amortization	964	1,188	1,426	3,192	619	691	8,080
Amortization of other intangible assets	1,113	286	44	—	682	—	2,125
Adjusted EBITDA [(1)]	**$ 48,084**	**$ 27,008**	**$ 19,413**	**$ 12,286**	**$ 12,644**	**$ (27,092)**	**$ 92,343**

Three Months Ended June 30, 2019

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 64,598**
Interest income and other							(2,609)
Interest expense							4,793
Income tax provision							21,313
Operating income	**$ 48,779**	**$ 26,779**	**$ 21,747**	**$ 10,550**	**$ 9,132**	**$ (28,892)**	**$ 88,095**
Depreciation and amortization	947	1,174	1,521	2,325	589	681	7,237
Amortization of other intangible assets	766	288	45	—	753	—	1,852
Adjusted EBITDA [(1)]	**$ 50,492**	**$ 28,241**	**$ 23,313**	**$ 12,875**	**$ 10,474**	**$ (28,211)**	**$ 97,184**

[(1)] See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definition of Adjusted EBITDA, which is a non-GAAP financial measure.

FTI CONSULTING

7

Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Three Months Ended September 30, 2018 All numbers in $000s (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Adjusted EBITDA, which is a non-GAAP financial measure. Three Months Ended September 30, 2018 Corporate Finance & Restructuring Corporate Finance & Restructuring Forensic and Litigation Consulting Forensic and Litigation Consulting Economic Consulting Economic Consulting Technology Technology Strategic Communications Strategic Communications Unallocated Corporate Unallocated Corporate Total Total Net income $ 44,333 Interest income and other (1,400) Gain on sale of business (13,031) Interest expense 7,246 Income tax provision 19,964 Operating income $ 25,252 $ 20,625 $ 21,713 $ 7,926 $ 9,402 $ (27,806) $ 57,112 Depreciation and amortization 779 1,036 1,468 3,537 568 907 8,295 Amortization of other intangible assets 767 309 57 10 832 — 1,975 Adjusted EBITDA (1) $ 26,798 $ 21,970 $ 23,238 $ 11,473 $ 10,802 $ (26,899) $ 67,382

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow: Three Months Ended September 30, 2019, June 30, 2019 and September 30, 2018 All numbers in $000s (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. Three Months Ended September 30, 2019 Three Months Ended September 30, 2019 Three Months Ended June 30, 2019 Three Months Ended June 30, 2019 Three Months Ended September 30, 2018 Three Months Ended September 30, 2018 Net cash provided by operating activities $ 131,304 $ 47,648 $ 120,857 Purchases of property and equipment (6,365) (10,508) (11,621) Free Cash Flow (1) $ 124,939 $ 37,140 $ 109,236

End Notes:FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles ("GAAP"). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ("SEC") rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definitions of Segment Operating Income (Loss) and Adjusted Segment EBITDA, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income (Loss) as a segment’s share of consolidated operating income. We use Segment Operating Income (Loss) for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these non-GAAP financial measures, considered along with corresponding GAAP financial measures, provide management and investors with additional information for comparison of our operating results with the operating results of other companies. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share ("EPS"), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, losses on early extinguishment of debt, non-cash interest expense on convertible notes, gain or loss on sale of a business and the impact of adopting the 2017 U.S. Tax Cuts and Jobs Act. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Free Cash Flow, which is a non GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company’s ability to generate cash for ongoing business operations and other capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income.

Appendix

Third Quarter 2019:Select Geographic Review Percentage of Consolidated Revenues Revenue Growth Region Q3 2019 Q2 2019 Q3 2018 Q3 2019 vs. Q2 2019 Q3 2019 vs. Q3 2018 North America 68.3% 67.7% 68.9% -1.3% 14.6 % EMEA 23.9% 24.7% 21.8% -5.2% 26.8 % Asia Pacific 6.5% 6.2% 7.0% 1.5% 6.6 % Latin America 1.3% 1.4% 2.3% -7.7% -33.0%

Third Quarter 2019: Select Awards & Accolades Most experts named to the Who’s Who Legal: Consulting Experts guide for the fourth consecutive year, with 149 professionals recognized Global Turnaround Consulting Firm of the Year for the fifth consecutive year and honored in 15 categories at the Turnaround Atlas Awards 2016-2019 2015-2019 Best Firms to Work For Consulting magazine 2018-2019 Fortune 1000 Company Fortune 2019 Public Relations Agency of the Year, Gold Winner PR World 2019 Global Strategy Consulting Firm of the Year Global M&A Network 2019